Exhibit 10.4

IGI, INC.

INCENTIVE STOCK OPTION GRANT

This Incentive Stock Option (the "Option"), granted as of <Grant_Date>, is granted by IGI, Inc., ("IGI") to <First_Name><Last_Name>, (the "Optionee"), an employee of IGI (hereinafter referred to as the "Company").

1.	Shares Subject to Option.

Pursuant to the provision of the IGI Option Plan, as amended from time to time, (the "Plan"), IGI hereby grants to the Optionee an option to purchase <No_Shares> shares of its Common Stock ($.01 par value) (the "Option Shares") at a price of <Value> per share, in accordance with and subject to all terms and conditions of the Plan and subject to the terms and conditions hereinafter set forth. The Plan and any amendments are hereby incorporated by reference and made a part hereof.

2.	Term and Exercise of Option.

Except as otherwise provided in the Plan, or in this Option, the Option shall terminate at the close of business 10 years from the date of grant and may be exercised only by the Optionee or, to the extent provided in Section 3(b) hereof, by his legal representative.

While the Option is effective and the Optionee continues to be employed by the Company, the Optioned Shares shall become available for purchase by the Optionee in installments on the following dates:

	Date	Number of Shares

	<Grant_Date>	<No_Shares>

Option portions not purchased of available installments may be accumulated and subsequently purchased by the Optionee. The Option price per share shall be paid in cash or by delivery of other shares of the Company's common stock owned by the Optionee with a fair market value equal to the exercise price of the Option Shares purchased, or in any combination of the two forms of payment.

If the Option is not an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as from time to time amended, then in addition to payment of the option price for each share purchased, the Optionee shall pay the amount of federal and state withholding taxes determined by the Committee named in Section 3 of the Plan (or by the Committee's designee) to be owing with respect to the compensation income that the Optionee will realize upon each share purchased.

The Company, upon fulfillment of the requirements for exercise, including receipt of the payment of the purchase price and all applicable withholding taxes, shall deliver the shares purchased hereunder to the Optionee.

3.	Terms and Conditions of Exercise.

Each exercise and purchase of shares pursuant to the Option shall be subject to the following terms and conditions:

(a)

The Optionee shall have continuously remained an employee of the Company from the date of the Option Grant until the date of exercise, provided that, if the Optionee ceases to be an employee, for any cause other than death, the Optionee may purchase in whole or in part within three months after he ceases to be an employee the shares available to him on his termination date, provided that the expiration date of this Option Grant as to such shares shall not have occurred.

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(b)

If the Optionee dies, then his legal representative or the person or persons to whom his rights under the Option shall pass by will or by the applicable laws of descent and distribution shall be entitled, within twelve months after the date of his death, to exercise the Option to the extent that the Optionee would have been entitled to exercise the Option on the date of his death, provided that the termination date of this Option Grant shall not have occurred.

(c)

The Optionee shall hold the Option shares for investment and not with a view to, or for resale in connection with, any public distribution of such shares, and if requested, shall deliver to the Company appropriate certificates to that effect. This restriction shall terminate upon the registration of such shares under federal and state securities laws.

(d)

In the event that the Company, upon the advise of counsel, deems it necessary to list upon official notice of issuance any shares to be issued pursuant to the Plan on a national securities exchange or to register under the Securities Act of 1933 or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from registration requirements of the Securities Act of 1933 under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify the Optionee to that effect and no Option Shares shall be issued until such registration, listing or exemption has been obtained. The Company shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective.

4.	Option Non-Transferable.

The Option may not be transferred by the Optionee or by operation of law other than by will or by the laws of descent and distribution. It may be exercised during the lifetime of the Optionee only by him.

5.	Right to Terminate.

Nothing contained in the Option Grant shall restrict the right of the Company to terminate the employment of the Optionee at any time.

6.	Dissolution or Reorganization.

Prior to dissolution, liquidation, merger, consolidation, or reorganization of the Company, (the "Event"), the Board may decide to terminate each outstanding option. If the Board so decides, each option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each Optionee not less than fourteen days written notice of the date of suspension, prior to which an Optionee may purchase in whole or in part the Option Shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options shall continued in full force and effect.

7.	Restrictions on Transfer of Stock.

The shares of stock issued on exercise of the Option shall be subject to any restrictions on transfer then in effect pursuant to the Certificate of Incorporation or By-Laws of the Company and to any other restrictions or provisions attached hereto and made a part hereof or set forth in any other contract or agreement with the optionee.

8.

If the Option granted hereby is an incentive stock option, any disposition by the Optionee of Optioned Shares purchased under the Option within two years from the date of grant or within one year after their transfer to the Optionee will deprive the Optionee of certain tax benefits with respect to the Option which might otherwise be available. Option holders are urged to review the Prospectus for the offering under which the Option is granted for a more detailed discussion of the federal tax consequences of such a disposition under current law. Optionee recognizes that they are responsible for all personal applicable federal and state taxes that may arise from the grant or the exercise thereof.

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IGI, Inc.

By:
<First_Name> <Last_Name>, Optionee		Rajiv Mathur President and CEO

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IGI, INC.

NON-QUALIFIED STOCK OPTION GRANT

This Non-Qualified Option, granted as of________________, (the "Option") is granted by IGI, Inc., ("IGI) to_______________, (the "Optionee"), a Director of IGI (hereinafter referred to as the "Company").

1.	Shares Subject to Option.

Pursuant to the provision of the ______ Option Plan, as amended from time to time, (the "Plan"), IGI hereby grants to the Optionee an option to purchase ______ shares of its Common Stock ($.01 par value) (the "Option Shares") at a price of $____ per share, in accordance with and subject to all terms and conditions of the Plan and subject to the terms and conditions hereinafter set forth. The Plan and any amendments are hereby incorporated by reference and made a part hereof.

2.	Terms and Exercise of Option.

Except as otherwise provided in the Plan, or in this Option, the Option shall terminate at the close of business 10 years from the date of grant and may be exercised only by the Optionee or, to the extent provided in Section 3(b) hereof, by his legal representative.

The Option Shares shall become exercisable in full or in part from time to time beginning _______ and not before.

Option portions not purchased may be accumulated and subsequently purchased by the Optionee. The Option price per share shall be paid in cash or by delivery of other shares of the Company's common stock owned by the Optionee with a fair market value equal to the exercise price of the Option Shares purchased, or in any combination of the two forms of payment. In addition to payment of the option price for each share purchased, the Optionee shall pay the amount of federal and state withholding taxes determined by the Committee named in Section 3 of the Plan (or by the Committee's designee) to be owing with respect to the compensation income that the Optionee will realize upon each share purchased.

The company, upon fulfillment of the requirements for exercise, including receipt of the payment of the purchase price and all applicable withholding taxes, shall deliver the shares purchased hereunder to the Optionee.

3.	Terms and Conditions of Exercise

Each exercise and purchase of shares pursuant to the Option shall be subject to the following terms and conditions:

(a)

The Optionee shall have continuously remained a Director of the Company from the date of the Option Grant until the date of exercise, provided that, if the Optionee ceases to be a Director, for any cause other than death, the Optionee may purchase in whole or in part within three years after he ceases to be a Director the shares available to him on the date(s) of exercise, whether or not exercisable on the date of such cessation, provided that the termination date of this Option Grant shall not have occurred.

(b)

If the Optionee dies, then his legal representative or the person or persons to whom his rights under the Option shall pass by will or by the applicable laws of descent and distribution shall be entitled, within three years after the date of his death, to exercise the Option whether or not it was exercisable at the date of death, provided that the termination date of this option Grant shall not have occurred.

(c)

The Optionee shall hold the Option shares for investment and not with a view to, or for resale in connection with, any public distribution of such shares, and if requested, shall deliver to the Company appropriate certificates to that effect. This restriction shall terminate upon the registration of such shares under federal and state securities laws.

(d)

In the event that the Company, upon the advice of counsel, deems it necessary to list upon official note of issuance any shares to be issued pursuant to the Plan on a national securities exchange or to register under the Securities Act of 1933 or other applicable federal or state statute any shares to be issued pursuant to the Plan, or

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to qualify any such shares for exemption from registration requirements of the Securities Act of 1933 under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify the Optionee to that effect and no Option Shares shall be issued until such registration, listing or exemption has been obtained. The Company shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective.

4.	Option Non-Transferable.

The Option may not be transferred by the Optionee or by operation of law other than by will or by the laws of descent and distribution. It may be exercised during the lifetime of the Optionee only by him

5.	Right to Terminate

Nothing contained in the Option Grant shall restrict the right of shareholder to remove the Optionee as Director or their right to not re-elect the Optionee as a Director.

6.	Dissolution or Reorganization

Prior to dissolution, liquidation, merger, consolidation, or reorganization of the Company, (the "Event"), the Board may decide to terminate each outstanding option. If the Board so decides, each option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each Optionee not less than fourteen days written note of the date of suspension, prior to which an Optionee may purchase in whole or in part the Option Shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options shall continue in full force and effect.

7.	Restrictions on Transfer of Stock

The Shares of stock issued on exercise of the Option shall be subject to any restrictions on transfer then in effect pursuant to the Certificate of Incorporation or By-Laws of the Company and to any other restrictions or provisions attached hereto and made a part hereof or set forth in any other contract or agreement with the Optionee.

IGI, Inc.

XXXXXXXXXX, Optionee	Rajiv Mathur President and CEO

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